EXHIBIT 10.1

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of October 29, 2013, by and among REALTY INCOME CORPORATION, a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of May 10, 2012 (as amended, restated, supplemented or otherwise modified from time to time and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.17. of the Credit Agreement, the Borrower has requested that the aggregate amount of the Commitments be increased and each Lender is willing to increase the amount of such Lender’s Commitment on the terms set forth herein; and

WHEREAS, in addition, the Borrower, the Lenders and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Specific Amendments to Credit Agreement.  Upon the effectiveness of this Amendment, the parties hereto agree that the Credit Agreement shall be amended as follows:

(a)        The Credit Agreement is amended by restating the definitions of “LIBOR” and “LIBOR Market Index Rate” contained in Section 1.1. thereof in their entirety as follows:

“LIBOR” means, with respect to any LIBOR Loan for any Interest Period, the rate of interest obtained by dividing (i) the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period which appears on Reuters Screen LIBOR01 Page (or any applicable successor page) at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period by (ii) a percentage equal to 1 minus the stated maximum rate (stated as a decimal) of all reserves, if any, required to be maintained with respect to Eurocurrency funding (currently referred to as “Eurocurrency liabilities”) as specified in Regulation D of the Board of Governors of the Federal Reserve System (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR Loans is determined or any applicable category of extensions of credit or other assets which includes loans by an office of any Lender outside of the United States of America).  If, for any reason, the rate referred to in the preceding clause (i) does not appear on Reuters Screen LIBOR01 Page (or any applicable successor page), then the rate to be used for such clause (i) shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars would be offered by first class banks in the London interbank market to the Person serving as Administrative Agent at approximately 11:00 a.m. (London time) two Business Day prior to the first day of the applicable Interest Period for a period equal to such Interest Period.  Any change in the maximum rate of reserves described in the preceding clause (ii) shall result in a change in LIBOR on the date on which such change in such maximum rate becomes effective.

“LIBOR Market Index Rate” means, for any day, LIBOR as of that day that would be applicable for a LIBOR Loan having a one-month Interest Period determined at approximately 8:00 a.m. Pacific time on such day (rather than 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period as otherwise provided in the definition of “LIBOR”), or if such day is not a Business Day, the immediately preceding Business Day.  The LIBOR Market Index Rate shall be determined on a daily basis.

(b)        The Credit Agreement is amended by restating Section 2.6. thereof in its entirety as follows:

Section 2.6.  Number of Interest Periods.

There may be no more than 15 different Interest Periods with respect to the LIBOR Loans and Bid Rate Loans on a collective basis outstanding at the same time.

(c)        The Credit Agreement is amended by deleting Schedule I attached thereto and replacing it with Schedule I attached hereto.

Section 2.  Conditions Precedent.  The effectiveness of this Amendment, including without limitation, the increase and reallocation of the Commitments under Section 3 below, is subject to receipt by the Administrative Agent of each of the following in form and substance satisfactory to the Administrative Agent:

(a)        a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Lenders;

(b)        Revolving Notes executed by the Borrower, payable to each Lender (other than any Lender that has notified the Administrative Agent that it does not wish to receive a Revolving Note) and in the amount of such Lender’s Commitment set forth on Schedule I attached hereto;

(c)        a Guarantor Acknowledgement substantially in the form of Exhibit A attached hereto, executed by each Guarantor; and

(d)        such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request.

Section 3.  Commitment Increases and Reallocation.  Upon the effectiveness of this Amendment, the Administrative Agent, the Borrower and each Lender acknowledge and agree that the amount of such Lender’s Commitment shall be increased to the amount set forth for such Lender as such Lender’s “Commitment Amount” on Schedule I attached hereto. Simultaneously with the effectiveness of this Amendment and such increase of the Commitments, the outstanding Revolving Loans and the participation interests of the Lenders in any outstanding Letters of Credit and Swingline Loans shall be reallocated among the Lenders in accordance with their respective Commitment Percentages calculated based on the Commitments of the Lenders set forth on Schedule I attached hereto (the “Post-Amendment Commitment Percentage”).  To effect such reallocations, each Lender whose Post-Amendment Commitment Percentage exceeds its Commitment Percentage immediately prior to the effectiveness of this Amendment (each an “Assignee Lender”) shall be deemed to have purchased such portion of the right, title and interest in, and such portion of the obligations in respect of, the outstanding Revolving Loans and the participation interests in any outstanding Letters of Credit and Swingline Loans of the Lenders whose Post-Amendment Commitment Percentage is less than their respective Commitment Percentage immediately prior to the effectiveness of this Amendment (each an “Assignor Lender”), so that the Commitments of each Lender will be as set forth on Schedule I attached hereto. Such purchases shall be deemed to have been effected by way of, and subject to the terms and conditions of, Assignment and Assumptions, without the payment of any related assignment fee, and, except for Revolving Notes as required pursuant to Section 2(b) above, no other documents or instruments shall be, or shall be required to be, executed in connection with such assignments (all of which are hereby waived).  The Assignor Lenders and Assignee Lenders shall make such cash settlements among themselves, through the Administrative Agent, as the Administrative Agent may direct (after giving effect to any netting effected by the Administrative Agent) with respect to such reallocations and assignments and also with respect to any borrowings to be made on the date hereof in connection with this Amendment.

Section 4.  Representations.  The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a)        Authorization; Execution; Binding Effect.  The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment, and to perform this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby.  This Amendment has been duly executed and delivered by the duly authorized officers of the Borrower and each of this Amendment and the Credit Agreement as amended by this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally (whether in a proceeding at law or in equity).

(b)        Compliance of Agreement, Etc. with Laws.  The execution and delivery of this Amendment, and the performance of this Amendment and the Credit Agreement as amended by this Amendment in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party; (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation or the bylaws of the Borrower or the organizational documents of any other Loan Party, or any material indenture, agreement or other instrument to which any other Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party other than in favor of the Administrative Agent for the benefit of the Lenders and the Issuing Bank.

(c)        No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 5.  Reaffirmation of Representations.  The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 6.  Certain References.  Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.  This Amendment is a Loan Document.

Section 7.  Costs and Expenses.  The Borrower shall reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 8.  Benefits.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 9.  GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 10.  Effect; Ratification.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only.  The Credit Agreement is hereby ratified and confirmed in all respects.  Nothing in this Amendment shall limit, impair or constitute a waiver of the rights, powers or remedies available to the Administrative Agent or the Lenders under the Credit Agreement or any other Loan Document.

Section 11.  Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 12.  Definitions.  All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Amended and Restated Credit Agreement to be executed as of the date first above written.

REALTY INCOME CORPORATION

By:	/s/ Michael R. Pfeiffer
Name:	Michael R. Pfeiffer
Title:	Executive Vice President and
General Counsel

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[Signature Page to Third Amendment to Amended and Restated

Credit Agreement for Realty Income Corporation]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as Issuing Bank, as Swingline Lender and as a Lender

By:	/s/ Dale A. Northup
Name:	Dale A. Northup

Title:	Senior Vice President

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Credit Agreement for Realty Income Corporation]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Helen Chan
Name:	Helen Chan

Title:	Vice President

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Credit Agreement for Realty Income Corporation]

REGIONS BANK, as a Lender

By:	/s/ MICHAEL R. MELLOTT
Name:	Michael R. Mellott

Title:	Director

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Credit Agreement for Realty Income Corporation]

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ HELGA BLUM
Name:	Helga Blum

Title:	Managing Director

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Credit Agreement for Realty Income Corporation]

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ MICHAEL PARIS
Name:	Michael Paris

Title:	Senior Vice President

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Credit Agreement for Realty Income Corporation]

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ ELIZABETH JOHNSON
Name:	Elizabeth Johnson

Title:	Senior Credit Banker

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Credit Agreement for Realty Income Corporation]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ BRIAN GROSS
Name:	Brian Gross

Title:	Authorized Signatory

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Credit Agreement for Realty Income Corporation]

UNION BANK, N.A., as a Lender

By:	/s/ THOMAS E. LITTLE
Name:	Thomas E. Little

Title:	Vice President

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Credit Agreement for Realty Income Corporation]

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:	/s/ AHAZ A. ARMSTRONG
Name:	Ahaz A. Armstrong

Title:	Assistant Vice President

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Credit Agreement for Realty Income Corporation]

COMPASS BANK, as a Lender

By:	/s/ BRIAN TUERFF
Name:	Brian Tuerff

Title:	Senior Vice President

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Credit Agreement for Realty Income Corporation]

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ DARIN MORTIMER
Name:	Darin Mortimer

Title:	Vice President

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Credit Agreement for Realty Income Corporation]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ William G. Karl
Name:	William G. Karl

Title:	General Manager

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Credit Agreement for Realty Income Corporation]

CAPITAL ONE, N.A., as a Lender

By:	/s/ Ashish Tandon
Name:	Ashish Tandon

Title:	Vice President

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Credit Agreement for Realty Income Corporation]

RAYMOND JAMES BANK, FSB, as a Lender

By:	/s/ James M. Armstrong
Name:	James M. Armstrong

Title:	Senior Vice President

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Credit Agreement for Realty Income Corporation]

COMERICA BANK, a Texas banking association, as a Lender

By:	/s/ Sam F. Meehan
Name:	Sam F. Meehan

Title:	Vice President

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of                         , 2013 (this “Acknowledgement”) executed by each of the undersigned (the “Guarantors”) in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”) and each “Lender” a party to the Credit Agreement referred to below (the “Lenders”).

WHEREAS, Realty Income Corporation (the “Borrower”), the Lenders, the Administrative Agent and certain other parties have entered into that certain Amended and Restated Credit Agreement dated as of May 10, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, each of the Guarantors is a party to that certain Amended and Restated Guaranty dated as of May 10, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) pursuant to which the Guarantors guarantied, among other things, the Borrower’s obligations under the Credit Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower, the Administrative Agent and the Lenders are to enter into a Third Amendment to Amended and Restated Credit Agreement dated as of the date hereof (the “Amendment”), to amend the terms of the Credit Agreement on the terms and conditions contained therein; and

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Guarantors execute and deliver this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1.  Reaffirmation.  Each Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Amendment, including without limitation, the increase in the aggregate amount of the Commitments to $1,500,000,000, shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of such Guarantor thereunder.

Section 2.  Governing Law.  THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3.  Counterparts.  This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

THE GUARANTORS:

TAU OPERATING PARTNERSHIP, L.P.
a Delaware limited partnership

By:	Tau Acquisition, LLC, a Delaware limited liability company, its General Partner

	By:	Realty Income Corporation, a Maryland corporation, its sole and managing member

		By:	/s/ Paul M. Meurer

Name: Paul M. Meurer
Title: Executive Vice President, Chief Financial Officer and Treasurer

REALTY INCOME, L.P.
a Maryland limited partnership

By:	Realty Income Corporation, a Maryland corporation, its sole and managing member

	By:	/s/ Paul M. Meurer

Name: Paul M. Meurer
Title: Executive Vice President, Chief Financial Officer and Treasurer

SCHEDULE I

Commitments

Lender	Commitment Amount
Wells Fargo Bank, National Association	$230,000,000
Bank of America, N.A.	$140,000,000
JPMorgan Chase Bank, N.A.	$140,000,000
Regions Bank	$140,000,000
Royal Bank of Canada	$140,000,000
U.S. Bank National Association	$140,000,000
The Bank of New York Mellon	$110,000,000
Union Bank, N.A.	$90,000,000
Branch Banking and Trust Company	$75,000,000
Compass Bank	$75,000,000
PNC Bank, National Association	$75,000,000
Raymond James Bank, N.A.	$40,000,000
Capital One, N.A.	$37,500,000
Sumitomo Mitsui Banking Corporation	$37,500,000
Comerica Bank	$30,000,000
TOTAL	$1,500,000,000